UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 27, 2010

ACME UNITED CORPORATION
(Exact name of registrant as specified in its charter)
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Connecticut	001-07698	06-0236700
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
60 Round Hill Road, Fairfield, Connecticut		06824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement

On January 26, 2010 Acme United Corporation issued a press release announcing that it had renewed its revolving loan agreement with Wachovia Bank, N.A.  The new two year facility provides for borrowings up to $18 million at an interest rate of LIBOR plus 2%. The agreement expires on January 31, 2012.  A copy of the press release is attached as exhibit 99.1 to this current report.

Item 9.01    Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description

99.1	Press release dated January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME UNITED CORPORATION

By      /s/  Walter C. Johnsen
                   Walter C. Johnsen
                       Chairman and
              Chief Executive Officer

Dated:   January 27, 2010

By      /s/  Paul G. Driscoll
                   Paul G. Driscoll
                Vice President and
             Chief Financial Officer

Dated:   January 27, 2010